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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC  20549



                                   Form 8-K


                                CURRENT REPORT




    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     Date of Report:  September 19, 1994









                                  AT&T CORP.


A New York               Commission File        I.R.S. Employer
Corporation                No. 1-1105           No. 13-4924710


32 Avenue of the Americas, New York, New York  10013-1412

                   Telephone Number  (212) 387-5400




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Form 8-K                                     AT&T Corp.
September 19, 1994


Item 2.  Acquisition or Disposition of Assets.

     On September 19, 1994, Ridge Merger Corporation, a wholly owned subsidiary of AT&T Corp. ("AT&T" or the "Company"), was merged (the "Merger") into McCaw Cellular Communications, Inc. ("McCaw"). As a result of the Merger, McCaw has become a wholly owned subsidiary of AT&T.

     The Merger was effected pursuant to the Agreement and Plan of Merger, dated August 16, 1993, among AT&T, Ridge Merger Corporation and McCaw (the "Merger Agreement"). The Merger Agreement is incorporated herein by reference to Exhibit 99.E to Amendment No. 1 dated August 16, 1993, of AT&T's Schedule 13-D, File No. 1-1105.

     At the effective time of the Merger, each share of McCaw Class A Common Stock (par value $.01 per share) and McCaw Class B Common Stock (par value $.01 per share) issued and outstanding immediately prior to the Merger (other than shares held by AT&T) was converted into one share of common stock of AT&T (par value $1.00 per share).

Item 5.  Other Events.

     The following events relate to the Merger between AT&T and McCaw discussed in Item 2:

     On September 19, 1994, the Federal Communications Commission (the "FCC") found the proposed merger of AT&T and McCaw, subject to certain conditions, to be in the public interest and granted the application to transfer control of McCaw's radio licenses to AT&T (the "September 19 Order").

     Among the conditions imposed are:

     -- A requirement that AT&T and McCaw abide by the FCC affiliate transaction rules;

     -- A requirement that all contracts between the cellular and manufacturing divisions of AT&T and McCaw for the development of proprietary products be in writing;

     -- A requirement that AT&T and McCaw abide by the consumer proprietary network information obligations currently applicable to AT&T;

     -- A prohibition against unreasonable discrimination against competitors with regard to existing contracts for the sale of cellular network equipment and services; and

     -- A prohibition against unreasonable discrimination in supplying proprietary products and services.

     On September 19, 1994, BellSouth Corporation ("BellSouth") requested the FCC to stay its September 19 Order. The FCC has not acted on BellSouth's request.

                              * * *



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Form 8-K                                     AT&T Corp.
September 19, 1994


     As previously reported in AT&T's Current Report on Form 8-K, date of report August 25, 1994, on that date, the U.S. District Court for the District of Columbia entered an order granting the motion of AT&T for a waiver of Section I(D) of the 1982 Modification of Final Judgment (the "MFJ") to permit AT&T to proceed with the Merger (the "August 25 Order"). BellSouth has noticed an appeal of the August 25 Order with the U.S. Court of Appeals for the District of Columbia.

     BellSouth also filed two motions to stay the August 25 Order. First, on August 26, 1994, BellSouth filed a motion with the U.S. District Court for the District of Columbia seeking a stay of the August 25 Order pending its appeal. Second, on September 17, 1994, BellSouth filed an emergency motion with the U.S. Court of Appeals for the District of Columbia seeking a stay of the August 25 Order. On September 19, 1994, both the District Court and the Court of Appeals denied BellSouth's motions for a stay. On that same date, the Court of Appeals also set an expedited briefing schedule for BellSouth's appeal of the August 25 Order. Oral Argument is scheduled for November 16, 1994.

Item 7.  Financial Statements and Exhibits.

     (a)  Financial statements of business acquired.

          Financial Statements of the business acquired have already been filed. See the Company's Current Report on Form 8-K, Date of Report August 16, 1993, as amended.


     (b)  Pro forma financial information.

          Required pro forma financial information has already been filed. See the Company's Current Report on Form 8-K, Date of Report August 16, 1993, as amended.


     (c)  Exhibits

                 The exhibit identified in parentheses below, on file with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference as an exhibit hereto.

                 Exhibit
                 Number



                   99.E Agreement and Plan of Merger, dated August 16, 1993, among AT&T, Ridge Merger Corporation, a Delaware corporation and McCaw (Exhibit 99.E to Amendment No. 1 dated August 16, 1993, of AT&T's Schedule 13D, File No. 1-1105.)


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Form 8-K                                AT&T Corp.
September 19, 1994



                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          AT&T CORP.



                                      By  S. L. Prendergast
                                          Vice President and Treasurer





September 20, 1994

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                                EXHIBIT INDEX


          The exhibit identified in parentheses below, on file with the SEC, is incorporated herein by reference as an exhibit hereto.

Exhibit
Number
_______


  99.E Agreement and Plan of Merger, dated August 16, 1993, among AT&T, Ridge Merger Corporation, a Delaware corporation and McCaw (Exhibit 99.E to Amendment No. 1 dated August 16, 1993, of AT&T's Schedule 13D, File No. 1-1105.)